UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 12, 2025
Date of Report (Date of earliest event reported)
ADVANCED MICRO DEVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2485 Augustine Drive
Santa Clara, California 95054
(Address of principal executive offices) (Zip Code)
(408) 749-4000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Accounting Officer

On December 12, 2025, the Board of Directors of Advanced Micro Devices, Inc. ("AMD") appointed Emily Ellis, 43, as AMD’s Corporate Vice President, Chief Accounting Officer and principal accounting officer effective as of December 15, 2025. Mrs. Ellis previously served as Vice President Controller at Palo Alto Networks, Inc. since March 2024. Prior to that, she was a Partner at PricewaterhouseCoopers LLP from July 2019 to March 2024. Mrs. Ellis is a certified public accountant and holds a B.A. in Accounting from San Jose State University. In connection with Mrs. Ellis' appointment, Ms. Jean Hu will cease serving as interim Chief Accounting Officer. Ms. Hu will continue to serve as AMD’s Executive Vice President, Chief Financial Officer and Treasurer.

Pursuant to an offer letter dated November 12, 2025, between Mrs. Ellis and AMD (the “Offer Letter”), Mrs. Ellis’ base salary will be $425,000, and she will be eligible for an annual performance bonus target amount of 70% of her base salary under AMD’s Annual Incentive Plan. Mrs. Ellis will also receive a cash sign-on bonus of $300,000, as well as a restricted stock unit award with a target value of $3,000,000 to be granted under AMD’s 2023 Equity Incentive Plan. The cash sign-on bonus is subject to repayment on a pro-rated basis if Mrs. Ellis’ service terminates within two years.

There is no arrangement or understanding between Mrs. Ellis and any other person pursuant to which Mrs. Ellis was selected as an officer, nor does she have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mrs. Ellis has no family relationships with any of AMD’s directors or executive officers.

A copy of the Offer Letter is attached hereto as Exhibit 10.1 and incorporated herein by reference. The foregoing description of the Offer Letter is qualified in its entirety by reference to the full text of the agreement.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Offer Letter dated November 12, 2025, by and between Advanced Micro Devices, Inc. and Emily Ellis
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2025	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Jean Hu
	Name:	Jean Hu
	Title:	Executive Vice President, Chief Financial Officer and Treasurer